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                                                                    EXHIBIT 23.1


                           CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-85272 and No. 33-94972) of Mattson Technology, Inc., of our report dated January 20, 1997 appearing in this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP
San Jose, California
March 28, 1997



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